Fees Summary	Nov. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,005,345,000.00
Previously Paid Amount	0.00
Total Fee Amount	138,838.14
Total Offset Amount	0.00
Net Fee	$ 138,838.14
Final Prospectus	false